Exhibit 99.1

February 25, 2010

Ravi Pendekanti

xxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxx

Re: Separation and General Release Agreement

Dear Ravi,

As we discussed, your employment with Overland Storage, Inc. (the “Company”) will terminate effective February 25, 2010 (“Separation Date”). Although the Company does not have a formal severance policy, this letter sets forth our proposed agreement concerning your separation from the Company, benefits from the Company and your release of the Company from any obligations or claims.

Regardless of whether you sign this Agreement, the Company shall provide you with a final paycheck less all applicable federal, state and local income, social security and other payroll taxes. When signing this Agreement, you acknowledge that the Company has paid you all salary and bonus payments to which you are entitled in connection with your service as an employee of the Company and that you are not entitled to any additional compensation from the Company.

IN CONSIDERATION of the mutual promises contained herein, the parties agree as follows:

1. CONSIDERATION. The Company agrees to pay to you, on the Company’s normal payroll cycle, three (3) months base salary at your most recent rate of pay, less all applicable federal, state and local income tax, Social Security and other payroll taxes.

2. STOCK OPTIONS. Notwithstanding anything to the contrary set forth in any stock option agreement between the Company and you (collectively, “Options”), or in any equity plan of the Company, any vested Options shall be exercisable any time prior to the date that is six (6) months after the Separation Date. Your service to the Company and all vesting under the Options shall be deemed to have ceased upon the Separation Date. You acknowledge that the extension of the right to exercise any option that is an incentive stock option shall cause such option to no longer be treated as an incentive stock option under Section 422 of the Code.

3. RETURN OF COMPANY PROPERTY. You are required to immediately return on the Separation Date all Company property, with the exception of your Blackberry, that you have in your possession, including your laptop computer, all other office equipment and accessories, account lists, employee lists or client lists, credit cards, keys, and documents, including copies of documents. With regard to your Blackberry, you may keep the equipment and the phone number, but cellular service provided by the Company will be terminated on the Separation Date and you should transfer the service to a provider of your choice at your expense.

4. RELEASE OF ALL CLAIMS. In consideration of and in return for the promises and covenants undertaken in this Agreement, and for other good and valuable consideration, receipt of which is hereby acknowledged, you do hereby acknowledge full and complete satisfaction of and do hereby release, absolve and discharge the Company and each of the Company’s parents, subsidiaries, related companies and business concerns, past and present, and each of them, as well as each of their partners, trustees, directors, officers, agents, attorneys, servants and employees, past and present, and each of them (collectively referred to as “Releasees”), from any and all claims, demands, liens, agreements, contracts, covenants, actions, suits, causes of action, grievances, wages, vacation payments, severance payments, workers’ compensation claims, obligations, commissions, overtime payments, debts, profit sharing claims, expenses, damages, judgments, orders and liabilities of whatever kind or nature in state or federal law, equity or otherwise, whether known or unknown to you (collectively, the “Claims”), which you now own or hold or have at any time owned or held as against Releasees, or any of them, including specifically, but not exclusively and without limiting the generality of the foregoing, any and all Claims known or unknown, suspected or unsuspected: (1) arising out of your employment with the Company or your termination of that employment; or (2) arising out of or in any way connected with any claim, loss, damage or injury whatsoever, known or unknown, suspected or unsuspected, resulting from any act or omission by or on the part of Releasees, or any of them, committed or omitted on or before the date this Agreement is executed by you. Also, without limiting the generality of the foregoing, you specifically release Releasees from any claim for attorneys’ fees. YOU ALSO SPECIFICALLY AGREE AND ACKNOWLEDGE THAT YOU ARE WAIVING ANY RIGHT TO RECOVERY BASED ON STATE OR FEDERAL AGE, SEX, PREGNANCY, RACE, COLOR, NATIONAL ORIGIN, MARITAL STATUS, RELIGION, VETERAN STATUS, DISABILITY, SEXUAL ORIENTATION, MEDICAL CONDITION OR OTHER ANTI-DISCRIMINATION LAWS, INCLUDING, WITHOUT LIMITATION, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, THE AGE DISCRIMINATION IN EMPLOYMENT ACT, THE EQUAL PAY ACT, THE AMERICANS WITH DISABILITIES ACT AND THE CALIFORNIA FAIR EMPLOYMENT AND HOUSING ACT, CALIFORNIA LABOR CODE SECTION 970, THE FAMILY AND MEDICAL LEAVE ACT, THE EMPLOYEE RETIREMENT INCOME SECURITY ACT, THE WORKER ADJUSTMENT AND RETRAINING ACT, THE FAIR LABOR STANDARDS ACT, AND ANY OTHER SECTION OF THE CALIFORNIA LABOR CODE, ALL AS AMENDED, WHETHER SUCH CLAIM BE BASED UPON AN ACTION FILED BY EMPLOYEE OR BY A GOVERNMENTAL AGENCY. This Agreement does not release claims that cannot be released as a matter of law.

5. CONFIDENTIALITY AND NON-DISPARAGEMENT.

5.1 You agree to hold the terms and amount of this Agreement confidential, and to refrain from taking any action that would have the effect of disclosing, publicizing or participating in disclosing or publicizing any such matters, and shall refrain from further discussing anything about your separation from the Company, and shall further refrain from making any disparaging or uncomplimentary remarks about the Company. However, you may disclose the amount of the agreement to attorneys or tax preparers, if necessary, subject to instructing such agents to maintain such information confidential. You may also disclose the amount and fact of this Agreement to your spouse, subject to advising her of the confidential nature of the information. You agree that, should any other person with prior knowledge of the fact that he has separated from the Company request information about your employment status with the Company, you shall respond only that you separated from the Company and that the specific terms of your separation are confidential.

5.2 You acknowledge and agree that you have a continuing obligation under the terms of the Confidentiality Agreement you signed on April 21, 2008 (copy attached) to keep confidential and not to disclose information known or learned as a consequence of your employment with the Company, including facts relating to the business operations, procedures, materials, finances, customers, clients, suppliers, and marketing or sales strategies, methods, and tactics which is not generally known in the industry.

6. WAIVER OF UNKNOWN CLAIMS. You have been advised of the provisions of California Civil Code section 1542, which reads as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

Having been so apprised, you nevertheless hereby voluntarily elect to and do waive the rights described in California Civil Code Section 1542, and elect to assume all risk for Claims that now exist, known or unknown.

7. KNOWING AND VOLUNTARY AGREEMENT. You represent that you have carefully read and fully understand all of the provisions of this Agreement and that you are voluntarily entering into this Agreement, and that you have not been influenced in any manner by the representations of the Company nor anyone acting or claiming to act on behalf of the Company concerning the terms or effects of this Agreement other than those contained herein.

8. INVALID PROVISIONS. Should any provision of this Agreement be declared or determined by any court to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby and said illegal or invalid provision shall be deemed not a part of this Agreement.

9. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement between you and the Company regarding the subject matter hereof. It fully supersedes any and all prior agreements or understandings between you and the Company relating to said subject matter. This Agreement may be modified, amended or superseded only by a subsequent written agreement.

10. AUTHORITY OF SIGNATORIES. Each of the undersigned warrants that he or she is authorized and empowered to enter into and execute this Agreement on behalf of the parties designated.

11. NATURE AND EXTENT OF RELEASE. This Agreement shall forever release all claims you may have against the Company, its heirs, assigns, employees, partners, associates, representatives, attorneys, agents or successors of any kind from any and all claims, actions, causes of action, obligations, liabilities, lawsuits, damages and demands of any kind whatsoever, whether known or unknown, accrued or otherwise, past, present or future, other than may arise from a breach of this Agreement or from conduct occurring after the execution of this Agreement.

12. CIRCULAR 230 DISCLAIMER. EACH PARTY TO THIS AGREEMENT (FOR PURPOSES OF THIS SECTION, THE “ACKNOWLEDGING PARTY”; AND EACH PARTY TO THIS AGREEMENT OTHER THAN THE ACKNOWLEDGING PARTY, AN “OTHER PARTY”) ACKNOWLEDGES AND AGREES THAT (1) NO PROVISION OF THIS AGREEMENT, AND NO WRITTEN COMMUNICATION OR DISCLOSURE BETWEEN OR AMONG THE PARTIES OR THEIR ATTORNEYS AND OTHER ADVISERS, IS OR WAS INTENDED TO BE, NOR SHALL ANY SUCH COMMUNICATION OR DISCLOSURE CONSTITUTE OR BE CONSTRUED OR BE RELIED UPON AS, TAX ADVICE WITHIN THE MEANING OF UNITED STATES TREASURY DEPARTMENT CIRCULAR 230 (31 CFR PART 10, AS AMENDED); (2) THE ACKNOWLEDGING PARTY (A) HAS RELIED EXCLUSIVELY UPON HIS, HER OR ITS OWN, INDEPENDENT LEGAL AND TAX ADVISERS FOR ADVICE (INCLUDING TAX ADVICE) IN CONNECTION WITH THIS AGREEMENT, (B) HAS NOT ENTERED INTO THIS AGREEMENT BASED UPON THE RECOMMENDATION OF ANY OTHER PARTY OR ANY ATTORNEY OR ADVISOR TO ANY OTHER PARTY, AND (C) IS NOT ENTITLED TO RELY UPON ANY COMMUNICATION OR DISCLOSURE BY ANY ATTORNEY OR ADVISER TO ANY OTHER PARTY TO AVOID ANY TAX PENALTY THAT MAY BE IMPOSED ON THE ACKNOWLEDGING PARTY; AND (3) NO ATTORNEY OR ADVISER TO ANY OTHER PARTY HAS IMPOSED ANY LIMITATION THAT PROTECTS THE CONFIDENTIALITY OF ANY SUCH ATTORNEY’S OR ADVISER’S TAX STRATEGIES (REGARDLESS OF WHETHER SUCH LIMITATION IS LEGALLY BINDING) UPON DISCLOSURE BY THE ACKNOWLEDGING PARTY OF THE TAX TREATMENT OR TAX STRUCTURE OF ANY TRANSACTION, INCLUDING ANY TRANSACTION CONTEMPLATED BY THIS AGREEMENT.

13. ATTORNEYS’ FEES. In addition to remedies allowed by law, in the event legal action is required to enforce this Agreement, the prevailing party shall be entitled to all costs expended, including reasonable attorneys’ fees.

14. CHOICE OF LAW. This Agreement shall be construed in accordance with, and be deemed governed by, the laws of the State of California.

15. TIME TO CONSIDER. The Company hereby advises you in writing to discuss this Agreement with an attorney before executing it. You acknowledge that the Company has provided you with at least twenty-one (21) days within which to review and consider this Agreement before signing it. Should you decide not to use the full twenty-one (21) days, then you knowingly and voluntarily waive any claims that you were not in fact given that period of time or did not use the entire twenty-one (21) days to consult an attorney and/or consider this Agreement. However, you acknowledge that you may revoke this Agreement for up to seven (7) calendar days following your execution of this Agreement and that it shall not become effective or enforceable until the revocation period has expired. You must return a signed copy of this Agreement to Veritta Wells, Overland Storage, Inc., 4820 Overland Avenue, San Diego, California 92123. If a signed copy of the Agreement is not returned within this time frame, this Agreement will automatically be revoked and the payment described in Paragraph 1 of this Agreement will not be made.

16. If you do not revoke this Agreement in the time frame specified in the preceding paragraph, the Agreement shall be effective at 12:01 a.m. on the eighth day after it is signed by you (“Effective Date”).

I have read the foregoing Separation and General Release Agreement, and I accept and agree to the provisions contained in this Agreement and hereby execute it voluntarily and with full understanding of its consequences.

PLEASE READ CAREFULLY. THIS AGREEMENT CONTAINS

A GENERAL RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.

Sincerely yours,

OVERLAND STORAGE, INC.

By:	/s/ Eric Kelly
Eric Kelly
President and Chief Executive Officer

* * * * * * * * * *

I understand, acknowledge and agree to the terms and conditions, including the releases and waivers, set forth in this letter.

/s/ Ravi Pendekanti
Ravi Pendekanti

Dated: March 16, 2010